News Release
Investor Contact: Jeffrey Geyer, Jeffrey.Geyer@molinahealthcare.com, 305-317-3012
Media Contact: Caroline Zubieta, Caroline.Zubieta@molinahealthcare.com, 562-951-1588

Molina Healthcare Reports First Quarter 2024 Financial Results
Reaffirms Full Year 2024 Guidance

Long Beach, Calif, April 24, 2024 – Molina Healthcare, Inc. (NYSE: MOH) (the “Company”) today reported first quarter 2024 GAAP earnings per diluted share of $5.17 and adjusted earnings per diluted share of $5.73. Financial results are summarized below:

	Three months ended
	March 31,
	2024	2023

(In millions, except per-share results)
Premium Revenue	$9,504	$7,885
Total Revenue	$9,931	$8,149

GAAP:
Net Income	$301	$321
EPS – Diluted	$5.17	$5.52
Medical Care Ratio (MCR)	88.5%	87.1%
G&A Ratio	7.2%	7.2%
After-tax Margin	3.0%	3.9%

Adjusted:
Net Income	$334	$337
EPS – Diluted	$5.73	$5.81
G&A Ratio	7.1%	7.2%
After-tax Margin	3.4%	4.1%

See the Reconciliation of Unaudited Non-GAAP Financial Measures at the end of this release.

Quarter Highlights
•As of March 31, 2024, the Company served approximately 5.7 million members, an increase of 9% compared to March 31, 2023.
•Premium revenue was approximately $9.5 billion for the first quarter of 2024, an increase of 21% year over year.
•GAAP net income was $5.17 per diluted share for the first quarter of 2024, a decrease of 6% year over year.
•Adjusted net income was $5.73 per diluted share for the first quarter of 2024, a decrease of 1% year over year.
•The Company reaffirmed its full year 2024 guidance with expected premium revenue of approximately $38 billion and adjusted earnings of at least $23.50 per diluted share.

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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
“We are very pleased with our first quarter performance,” said Joseph Zubretsky, President and Chief Executive Officer. “We delivered strong financial performance supported by excellent operating metrics across our business, while sustaining profitable growth consistent with our long-term targets.”

Premium Revenue
Premium revenue was approximately $9.5 billion for the first quarter of 2024, an increase of 21% year over year. The higher premium revenue reflects new contract wins, acquisitions, and growth in the current footprint, partially offset by Medicaid redeterminations.

Net Income
GAAP net income for the first quarter of 2024 was $5.17 per diluted share, a decrease of 6% year over year. Adjusted net income for the first quarter of 2024 was $5.73 per diluted share, a decrease of 1% year over year. The year over year decrease in earnings per share reflects a shift in the quarterly earnings pattern based on the significant increase in new business in 2024.

Medical Care Ratio (MCR)
•The consolidated MCR for the first quarter of 2024 was 88.5%, reflecting changes in member mix due to growth across all segments and continued, strong medical cost management, and is in line with the Company’s expectation.
•The Medicaid MCR for the first quarter of 2024 was 89.7%, in line with the Company’s expectation and normal quarter to quarter trend fluctuations within our guidance. The new store additions in California and Nebraska, as well as Iowa and the My Choice Wisconsin acquisition in late-2023, drove a higher reported MCR in the first quarter of 2024.
•The Medicare MCR for the first quarter of 2024 was 88.7%, in line with the Company’s expectations. Utilization in the legacy portfolio was consistent with the second half of 2023, but was offset by operational improvements and benefit adjustments.
•The Marketplace MCR for the first quarter of 2024 was 73.3%, reflecting the Company’s pricing strategy and seasonality.

General and Administrative Expense Ratio
The G&A ratio and the adjusted G&A ratio for the first quarter of 2024 was 7.2% and 7.1%, respectively.

Balance Sheet
Cash and investments at the parent company were $194 million as of March 31, 2024 compared to $742 million as of December 31, 2023.
Days in claims payable at March 31, 2024 was 49.

Cash Flow
Operating cash flow for the three months ended March 31, 2024 was $214 million, compared to $916 million for the three months ended March 31, 2023. The decrease in 2024 cash flow was driven by the net impact of timing differences in government receivables and payables.

2024 Guidance
Premium revenue for the full year is expected to be approximately $38 billion, an increase of approximately 17% from the full year 2023.
The Company expects its full year adjusted earnings per diluted share in 2024 to be at least $23.50, representing approximately 13% growth over the full year 2023. While the Company is experiencing underlying strength in its core business, its full year guidance is unchanged to
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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
account for any potential earnings headwind in the second half of the year from potential contract losses in Virginia and Florida.

Conference Call
Management will host a conference call and webcast to discuss Molina Healthcare’s first quarter results at 8:00 a.m. Eastern Time on Thursday, April 25, 2024. The number to call for the interactive teleconference is (877) 883-0383 and the confirmation number is 0974846. A telephonic replay of the conference call will be available through Thursday, May 9, 2024, by dialing (877) 344-7529 and entering confirmation number 7039934. A live audio broadcast of this conference call will be available on Molina Healthcare’s website, molinahealthcare.com. A 30-day online replay will be available approximately an hour following the conclusion of the live broadcast.

About Molina Healthcare
Molina Healthcare, Inc., a FORTUNE 500 company, provides managed healthcare services under the Medicaid and Medicare programs and through the state insurance marketplaces. For more information about Molina Healthcare, please visit molinahealthcare.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This earnings release and the Company’s accompanying oral remarks contain forward-looking statements. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements provide current expectations of future events based on certain assumptions, and all statements other than statements of historical fact contained in this earnings release and the Company’s accompanying oral remarks may be forward-looking statements. In some cases, you can identify forward-looking statements by words such as “guidance,” “future,” “anticipates,” “believes,” “embedded,” “estimates,” “expects,” “growth,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” or the negative of these terms or other similar expressions. Forward-looking statements contained in this earnings release include, but are not limited to, statements regarding its 2024 guidance and long-term targets, expected headwinds, and management’s plans and objectives for future operations and business strategy.
Actual results could differ materially due to numerous known and unknown risks and uncertainties. These risks and uncertainties are discussed under the headings “Forward-Looking Statements,” and “Risk Factors,” in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2023, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including its Quarterly Report on Form 10-Q for the periods ended March 31, 2024, to be filed with the SEC.
These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or developments projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this release represent the Company’s judgment as of April 24, 2024, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statement to conform the statement to actual results or changes in its expectations.
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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	March 31,
	2024	2023

	(In millions, except per-share amounts)
Revenue:
Premium revenue	$9,504	$7,885
Premium tax revenue	297	172
Investment income	108	71
Other revenue	22	21
Total revenue	9,931	8,149
Operating expenses:
Medical care costs	8,414	6,871
General and administrative expenses	711	591
Premium tax expenses	297	172
Depreciation and amortization	45	44
Other	38	16
Total operating expenses	9,505	7,694
Operating income	426	455
Interest expense	27	28
Income before income tax expense	399	427
Income tax expense	98	106
Net income	$301	$321

Net income per share – Diluted	$5.17	$5.52

Diluted weighted average shares outstanding	58.3	58.0

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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2024	2023
	Unaudited
	(Dollars in millions, except per-share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$4,513	$4,848
Investments	4,424	4,259
Receivables	3,350	3,104
Prepaid expenses and other current assets	381	331
Total current assets	12,668	12,542
Property, equipment, and capitalized software, net	295	270
Goodwill and intangible assets, net	1,927	1,449
Restricted investments	261	261
Deferred income taxes, net	228	227
Other assets	134	143
Total assets	$15,513	$14,892

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$4,571	$4,204
Amounts due government agencies	2,501	2,294
Accounts payable, accrued liabilities and other	1,114	1,252
Deferred revenue	328	418
Total current liabilities	8,514	8,168
Long-term debt	2,180	2,180
Finance lease liabilities	202	205
Other long-term liabilities	124	124
Total liabilities	11,020	10,677
Stockholders’ equity:
Common stock, $0.001 par value, 150 million shares authorized; outstanding: 59 million shares at March 31, 2024, and 58 million at December 31, 2023	—	—
Preferred stock, $0.001 par value; 20 million shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	390	410
Accumulated other comprehensive loss	(85)	(82)
Retained earnings	4,188	3,887
Total stockholders’ equity	4,493	4,215
Total liabilities and stockholders’ equity	$15,513	$14,892

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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
	2024	2023

	(In millions)
Operating activities:
Net income	$301	$321
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	45	44
Deferred income taxes	26	1
Share-based compensation	36	25
Other, net	2	5
Changes in operating assets and liabilities:
Receivables	(123)	(234)
Prepaid expenses and other current assets	8	7
Medical claims and benefits payable	(24)	296
Amounts due government agencies	183	270
Accounts payable, accrued liabilities and other	(215)	(215)
Deferred revenue	(90)	295
Income taxes	65	101
Net cash provided by operating activities	214	916
Investing activities:
Purchases of investments	(380)	(646)
Proceeds from sales and maturities of investments	211	371
Net cash paid in business combinations	(295)	—
Purchases of property, equipment, and capitalized software	(27)	(32)
Other, net	3	5
Net cash used in investing activities	(488)	(302)
Financing activities:
Common stock withheld to settle employee tax obligations	(56)	(58)
Other, net	(6)	(7)
Net cash used in financing activities	(62)	(65)
Net (decrease) increase in cash, cash equivalents, and restricted cash and cash equivalents	(336)	549
Cash, cash equivalents, and restricted cash and cash equivalents at beginning of period	4,908	4,048
Cash, cash equivalents, and restricted cash and cash equivalents at end of period	$4,572	$4,597

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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
UNAUDITED SEGMENT DATA
(Dollars in millions)

	March 31,	December 31,	March 31,
	2024	2023	2023
Ending Membership by Segment:
Medicaid	5,123,000	4,542,000	4,834,000
Medicare	258,000	172,000	161,000
Marketplace	346,000	281,000	271,000
Total	5,727,000	4,995,000	5,266,000

	Three Months Ended March 31,
	2024			2023
	Premium Revenue	Medical Margin	MCR (1)	Premium Revenue	Medical Margin	MCR (1)

Medicaid	$7,492	$775	89.7%	$6,349	$734	88.4%
Medicare	1,442	163	88.7	1,046	126	88.0
Marketplace	570	152	73.3	490	154	68.6
Consolidated	$9,504	$1,090	88.5%	$7,885	$1,014	87.1%

(1)The MCR represents medical costs as a percentage of premium revenue.

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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
CHANGE IN MEDICAL CLAIMS AND BENEFITS PAYABLE
(Dollars in millions)

The Company’s claims liabilities include additional reserves to account for moderately adverse conditions based on historical experience and other factors including, but not limited to, variations in claims payment patterns, changes in utilization and cost trends, known outbreaks of disease, and large claims. The Company’s reserving methodology is consistently applied across all periods presented. The amounts displayed for “Components of medical care costs related to: Prior year” represent the amounts by which the original estimates of claims and benefits payable at the beginning of the year were more than the actual liabilities based on information (principally the payment of claims) developed since those liabilities were first reported. The following table presents the components of the change in medical claims and benefits payable for the periods indicated:

	Three Months Ended
	March 31,
	2024	2023

	Unaudited
Medical claims and benefits payable, beginning balance	$4,204	$3,528
Components of medical care costs related to:
Current year	8,748	7,169
Prior year	(334)	(298)
Total medical care costs	8,414	6,871
Payments for medical care costs related to:
Current year	5,409	4,487
Prior year	2,879	2,358
Total paid	8,288	6,845
Acquired balances, net of post-acquisition adjustments	391	—
Change in non-risk and other payables	(150)	270
Medical claims and benefits payable, ending balance	$4,571	$3,824

Days in Claims Payable (1)	49	48

__________________
(1)The Company calculates Days in Claims Payable using claims incurred but not paid, or IBNP, and other fee-for-service payables included in medical claims and benefits payable, and quarterly fee-for-service related costs included in medical care costs within the Company’s consolidated financial statements.

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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
RECONCILIATION OF UNAUDITED NON-GAAP FINANCIAL MEASURES
(In millions, except per diluted share amounts)

The Company believes that certain non-GAAP (generally accepted accounting principles) financial measures are useful supplemental measures to investors in comparing the Company’s performance to the performance of other public companies in the health care industry. The non-GAAP financial measures are also used internally to enable management to assess the Company’s performance consistently over time. These non-GAAP financial measures, presented below, should be considered as supplements to, and not as substitutes for or superior to, GAAP measures.
Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations.
Adjusted G&A Ratio represents the GAAP G&A ratio, recognizing adjustments.
Adjusted net income represents GAAP net income recognizing the adjustments, net of tax. The Company believes that adjusted net income is helpful to investors in assessing the Company’s financial performance.
Adjusted net income per diluted share represents adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.
Adjusted after-tax margin represents adjusted net income, divided by total revenue.

	Three Months Ended March 31,
	2024		2023
	Amount	Per Diluted Share	Amount	Per Diluted Share
GAAP Net income	$301	$5.17	$321	$5.52
Adjustments:
Amortization of intangible assets	$20	$0.35	$21	$0.38
Acquisition-related expenses (1)	17	0.29	—	—
Other (2)	6	0.10	—	—
Subtotal, adjustments	43	0.74	21	0.38
Income tax effect	(10)	(0.18)	(5)	(0.09)
Adjustments, net of tax	33	0.56	16	0.29
Adjusted net income	$334	$5.73	$337	$5.81

__________________
(1)Reflects non-recurring costs associated with acquisitions, including various transaction and certain integration costs.
(2)The three months ended March 31, 2024 includes non-recurring litigation costs and one-time termination benefits.
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Molina Healthcare, Inc. Reports First Quarter 2024 Financial Results

April 24, 2024
MOLINA HEALTHCARE, INC.
RECONCILIATION OF UNAUDITED NON-GAAP FINANCIAL MEASURES (CONTINUED)
2024 GUIDANCE

	Amount	Per Diluted Share (2)
GAAP Net income	$1,266	$21.79
Adjustments:
Amortization of intangible assets	92	1.57
Acquisition-related expenses	33	0.58
Other	6	0.10
Subtotal, adjustments	131	2.25
Income tax effect (1)	(31)	(0.54)
Adjustments, net of tax	100	1.71
Adjusted net income	$1,366	$23.50

__________________
(1)Income tax effect calculated at the statutory tax rate of approximately 23.9%.
(2)Computations assume approximately 58.1 million diluted weighted average shares outstanding.
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